Prospectus

April 30, 2001

Putnam Variable Trust
Class IB Shares

Putnam Variable Trust (the Trust) offers shares of beneficial interest in separate investments portfolios (collectively, the funds) for purchase by separate accounts of various insurance companies. The funds, which have different investment objectives and policies, offered by this prospectus are:

Growth Funds                                Growth and Income Funds
Putnam VT Global Growth Fund                Putnam VT Growth and Income Fund
Putnam VT Growth Opportunities Fund         Putnam VT New Value Fund

                                            Money Market Fund
                                            Putnam VT Money Market Fund

This prospectus explains what you should know about the funds in the Trust. Certain other funds of the Trust are offered through other prospectuses.

Putnam Investment Management, LLC (Putnam Management), which has managed mutual funds since 1937, manages the funds. These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.

  CONTENTS

2 Fund summaries (including Goal, Main investment strategies, Main risks and Performance Information)

5  What are the funds' main investment strategies and related risks?

8  Who manages the funds?

8  How to buy and sell fund shares

9  Distribution Plan

9  How do the funds price their shares?

10 Fund distributions and taxes

10 Financial highlights


[SCALE LOGO OMITTED]


Fund summaries

The following summaries identify each fund's goal, main investment strategies and the main risks that could adversely affect the value of a fund's shares and the total return on your investment. Each summary also contains performance information that provides some indication of each fund's risks. The chart contained in each summary shows year-to-year changes in the performance of the fund's class IB shares. A table following each chart compares the fund's performance to that of broad measures of market performance. Performance of class IB shares for the period prior to April 6, 1998 for Putnam VT Growth and Income Fund and prior to April 30, 1998 for Putnam VT Global Growth Fund, Putnam VT Money Market Fund and Putnam VT New Value Fund are based upon the performance of class IA shares of the fund, adjusted to reflect the fees paid by class IB shares, including a 12b-1 fee of 0.25%. Of course, a fund's past performance is not necessarily an indication of future performance. None of the performance information reflects the impact of insurance-related charges or expenses. If it did, performance would be less than that shown. Please refer to the prospectus for your insurance contract for information about those charges and performance data reflecting those charges and expenses.

More detailed descriptions of the funds, including the risks associated with investing in the funds, can be found further back in this prospectus. Please be sure to read this additional information before you invest.

You can lose money by investing in any of the funds. A fund may not achieve its goal, and none of the funds is intended as a complete investment program. An investment in any fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although Putnam VT Money Market Fund seeks to preserve the value of your investment at $1.00 per share, you may lose money by investing in that fund.



PUTNAM VT GLOBAL GROWTH FUND

GOAL

The fund seeks capital appreciation.

MAIN INVESTMENT STRATEGIES --
GLOBAL GROWTH STOCKS

We invest mainly in common stocks of companies worldwide. We invest mainly in growth stocks, which are those issued by companies that we believe are fast-growing and whose earnings we believe are likely to increase over time. Growth in earnings may lead to an increase in the price of the stock. We invest mainly in large companies, although we can invest in companies of any size. Although we emphasize investments in developed countries, we may also invest in companies located in developing (also known as emerging) markets.

Under normal market conditions, we invest at least 65% of the fund's total assets in the equity securities of companies located in at least three different countries, one of which may be the United States. To determine whether a company is located in a particular country, we look at the following factors: where the company's securities trade, where the company is located or organized, or where the company derives its revenues or profits.

MAIN RISKS

* The risks of investing outside the United States, such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information, or unfavorable political or legal developments. These risks are increased for investments in emerging markets.

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.



PERFORMANCE INFORMATION

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IB SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IB SHARES

1991          14.84%
1992          -0.51%
1993          32.20%
1994          -1.11%
1995          15.50%
1996          17.03%
1997          14.16%
1998          29.65%
1999          64.56%
2000         -29.75%

Year-to-date performance through 3/31/2001 was -25.07%. During the periods shown in the bar chart, the highest return for a quarter was 47.91% (quarter ending 12/31/99) and the lowest return for a quarter was -17.07% (quarter ending 12/31/00).

-------------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/00)
-------------------------------------------------------------------------
                                   Past       Past       Past
                                  1 year    5 years   10 years
-------------------------------------------------------------------------
Class IB                         -29.75%     14.90%     13.20%
MSCI All-Country World
Free Index                       -13.94%     11.62%     12.04%
-------------------------------------------------------------------------

The fund's performance is compared to the Morgan Stanley Capital
International (MSCI) All-Country World Free Index, an unmanaged index of global equity securities of companies in 47 Developed and Emerging Market Countries in the Americas, Europe/Middle East and Asia/Pacific Region with all values expressed in U.S. dollars.

PUTNAM VT GROWTH AND
INCOME FUND

GOAL

The fund seeks capital growth and current income.

MAIN INVESTMENT STRATEGIES --
VALUE STOCKS

We invest mainly in common stocks of U.S. companies with a focus on value stocks that offer the potential for capital growth, current income, or both. Value stocks are those we believe are currently undervalued by the market. We look for companies undergoing positive change. If we are correct and other investors recognize the value of the company, the price of the stock may rise. We invest mainly in large companies.

MAIN RISKS

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

PERFORMANCE INFORMATION

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IB SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IB SHARES

1991          18.87%
1992           9.59%
1993          14.09%
1994           0.20%
1995          36.51%
1996          21.73%
1997          23.96%
1998          15.29%
1999           1.47%
2000           7.92%

Year-to-date performance through 3/31/2001 was -5.31%. During the periods shown in the bar chart, the highest return for a quarter was 16.59% (quarter ending 12/31/98) and the lowest return for a quarter was -10.14% (quarter ending 9/30/99).

-------------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/00)
-------------------------------------------------------------------------
                                   Past       Past       Past
                                  1 year    5 years   10 years
-------------------------------------------------------------------------
Class IB                           7.92%     13.76%     14.50%
S&P 500 Index                     -9.10%     18.32%     17.45%
-------------------------------------------------------------------------

The fund's performance is compared to the Standard & Poor's 500 Index, an unmanaged index of common stocks frequently used as a general measure of U.S. stock market performance.

PUTNAM VT GROWTH
OPPORTUNITIES FUND

GOAL

The fund seeks capital appreciation.

MAIN INVESTMENT STRATEGIES --
GROWTH STOCKS

We invest mainly in common stocks of U.S. companies, with a focus on growth stocks. Growth stocks are issued by companies that we believe are fast-growing and whose earnings we believe are likely to increase over time. Growth in earnings may lead to an increase in the price of the stock. We invest in a relatively small number of companies that we believe will benefit from long-term trends in the economy, business conditions, consumer behavior or public perceptions of the economic environment. We invest mainly in large companies.

MAIN RISKS

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

* The risk of loss from investing in fewer issuers than a fund that invests more broadly. This increases the fund's vulnerability to factors affecting a single investment and can result in greater fund losses and volatility.

PERFORMANCE INFORMATION

Performance information will be available after the fund completes a full calendar year of operation.

PUTNAM VT MONEY MARKET FUND

GOAL

The fund seeks as high a rate of current income as Putnam Management believes is consistent with preservation of capital and maintenance of liquidity.

MAIN INVESTMENT STRATEGIES -- INCOME

We seek to maintain a stable net asset asset value of $1.00 per share for the fund.

We invest primarily in instruments that:

* are high quality and

* have a short-term maturity.

Industry focus. We may invest without limit in money market investments from the banking, personal credit and business credit industries. We may invest over 25% of the fund's assets in money market investments from the personal credit or business credit industries only when we determine that the yields on those investments exceed the yields that are available from eligible investments of issuers in the banking industry. The value of the fund's shares may be more vulnerable than the values of shares of money market funds that invest in issuers in a greater number of industries. To the extent that a fund invests significantly in a particular industry, it runs an increased risk of loss if economic or other developments affecting that industry cause the prices of related money market investments to fall.

MAIN RISKS

* The risk that the effects of inflation may erode the value of your investment over time.

* The risk that the fund will not maintain a net asset value of $1.00 per share, due to events such as a deterioration in the credit quality of issuers whose securities the fund holds, or an increase in interest rates.

PERFORMANCE INFORMATION

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IB SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IB SHARES

1991           5.76%
1992           3.42%
1993           2.64%
1994           3.67%
1995           5.30%
1996           4.93%
1997           5.06%
1998           5.12%
1999           4.66%
2000           5.82%

Year-to-date performance through 3/31/2001 was 1.32%. During the periods shown in the bar chart, the highest return for a quarter was 1.64% (quarter ending 3/31/91) and the lowest return for a quarter was 0.63% (quarter ending 6/30/93).

----------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/00)
----------------------------------------------------------------------
                                   Past       Past       Past
                                 1 year    5 years   10 years
----------------------------------------------------------------------
Class IB                           5.82%      5.19%      4.64%
Merrill Lynch 91-Day
Treasury Bill Index                6.18%      5.38%      5.06%
Lipper Money Market Average        5.94%      5.18%      4.71%
----------------------------------------------------------------------

The fund's performance is compared to the Merrill Lynch 91-Day Treasury Bill Index, an unmanaged index that seeks to measure the performance of United States Treasury bills currently available in the marketplace and the Lipper Money Market Average is an arithmetic average of the total return of all money market mutual funds tracked by Lipper, Inc.


PUTNAM VT NEW VALUE FUND

GOAL

The fund seeks long-term capital appreciation.

MAIN INVESTMENT STRATEGIES --
VALUE STOCKS

We invest mainly in common stocks of U.S. companies, with a focus on value stocks. Value stocks are those we believe are currently undervalued by the market. We look for companies undergoing positive change. If we are correct and other investors recognize the value of the company, the price of the stock may rise. We invest mainly in midsized and large companies.

MAIN RISKS

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

PERFORMANCE INFORMATION

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IB SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IB SHARES

1998           6.11%
1999           0.26%
2000          23.37%

Year-to-date performance through 3/31/2001 was 0.62%. During the periods shown in the bar chart, the highest return for a quarter was 16.34% (quarter ending 12/31/98) and the lowest return for a quarter was -13.68% (quarter ending 9/30/99).

-------------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/00)
-------------------------------------------------------------------------
                                                        Since
                                              Past    inception
                                             1 year    (1/2/97)
-------------------------------------------------------------------------
Class IB                                     22.37%     11.22%
Russell 3000 Value Index                      8.04%     15.23%
-------------------------------------------------------------------------

The fund's performance benefited from Putnam Management's agreement to limit the fund's expenses through the period ended December 31, 1998. The fund's performance is compared to the Russell 3000 Value Index, an unmanaged index of Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The fund's performance was previously compared to the Standard & Poor's 500 Index, an unmanaged index of common stocks frequently used as a general measure of U.S. stock market performance. This index was replaced by the Russell 3000 Value Index, which is more representative of the fund's investment strategies. The average annual total returns for the 1-year and since inception periods ending on 12/31/00 were -9.10% and 17.20% for the Standard & Poor's 500 Index.

What are the funds' main
investment strategies and
related risks?

We generally manage the funds in styles similar to certain funds in the retail Putnam family of funds. However, the counterpart funds will not have identical portfolios or investment results, since we may employ different investment practices and invest in different securities for them.

Any investment carries with it some level of risk that generally reflects its potential for reward. This section provides additional information on the investment strategies and related risks that are identified for each fund in "Fund summaries" at the beginning of this prospectus and discusses investment strategies and related risks that are common to a number of the funds. Not every investment strategy listed below applies to each fund. Please refer to your fund's strategy in the Fund summaries section to determine which risks apply to your fund.

We will consider, among other factors, a company's valuation, financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

* Common stocks. Common stock represents an ownership interest in a company. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

  Stocks of companies we believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If our assessment of the prospects for the company's earnings growth is wrong, or if our judgment of how other investors will value the company's earnings growth is wrong, then the price of the company's stock may fall or not approach the value that we have placed on it. Seeking earnings growth may result in significant investments in the technology sector, which may be subject to greater volatility than other sectors of the economy.

  Companies we believe are undergoing positive change and whose stock we believe is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If our assessment of a company's prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company's stock may fall or may not approach the value that we have placed on it.

* Small companies. These companies, some of which may have a market capitalization of less than $1 billion, are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies often trade less frequently and in limited volume, and their prices may fluctuate more than stocks of larger companies. Stocks of small and midsized companies may therefore be more vulnerable to adverse developments than those of larger companies.

* Foreign investments. Each of the funds may invest in securities of foreign issuers. Foreign investments involve certain special risks, including:

* Unfavorable changes in currency exchange rates: Foreign investments are typically issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar.

* Political and economic developments: Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or export of foreign currency, and tax increases.

* Unreliable or untimely information: There may be less information publicly available about a foreign company than about most U.S. companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the United States.

* Limited legal recourse: Legal remedies for investors may be more limited than the remedies available in the United States.

* Limited markets: Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than U.S. investments, which means we may at times be unable to sell these foreign investments at desirable prices. For the same reason, we may at times find it difficult to value the fund's foreign investments.

* Trading practices: Brokerage commissions and other fees are generally higher for foreign investments than for U.S. investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

* Lower yield: Common stocks of foreign companies have historically offered lower dividends than stocks of comparable U.S. companies. Foreign withholding taxes may further reduce the amount of income available to distribute to shareholders of the fund.

For Putnam VT Money Market Fund, we may invest in money market instruments of foreign issuers that are denominated in U.S. dollars.

The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets, or to investments in U.S. companies that have significant foreign operations. Special U.S. tax considerations may apply to the fund's foreign investments.

We will consider, among other things, credit, interest rate and prepayment risks as well as general market conditions when deciding whether to buy or sell investments.

* Interest rate risk. The values of bonds and other debt usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument's value usually will not affect the amount of interest income paid to the fund, but will affect the value of the fund's shares. Interest rate risk is generally greater for investments with longer maturities.

  Some investments give the issuer the option to call, or redeem, its securities before their maturity date. If an issuer calls its security during a time of declining interest rates, we might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.

  "Premium investments" offer interest rates higher than prevailing market rates. However, they involve a greater risk of loss, because their values tend to decline over time. You may find it useful to compare the fund's yield, which factors out the effect of premium investments, with its current dividend rate, which does not factor out that effect.

For Putnam VT Money Market Fund, average portfolio maturity will not exceed 90 days and the fund may not hold an investment with more than 397 days remaining to maturity. These short-term investments generally have lower yields than longer-term investments. Some investments have an interest rate that changes based on a market interest rate, and allow the holder to demand payment of principal and accrued interest before the scheduled maturity date. We measure the maturity of these obligations using the relatively short period in which payment could be demanded. Because the interest rate on these investments can change as market interest rates change, these investments are unlikely to be able to lock in favorable longer-term interest rates.

* Credit quality. For Putnam VT Money Market Fund, we buy only high quality investments. These are:

* rated in one of the two highest categories by at least two nationally recognized rating services,

* rated by one rating service in one of the service's two highest categories (if only one rating service has provided a rating), or

* unrated investments that we determine are of equivalent quality.

The credit quality of an investment may be supported or enhanced by another company or financial institution through the use of a letter of credit or similar arrangement. The main risk of investments backed by a letter of credit is that the entity issuing the letter of credit will be unable to fulfill its obligations to the fund.

* Insurance. We have bought liability insurance that insures the fund against a decrease in the value of its investments arising from the issuer's default or bankruptcy. The insurance covers most of the fund's investments, other than U.S. government securities. The insurance does not guarantee or ensure that the fund will be able to maintain a stable net asset value of $1.00 per share. The maximum total coverage for the fund is $30 million, with a deductible for each loss of $1 million or 0.30% of the fund's net assets, whichever is less. The $30 million maximum coverage is shared with four other Putnam money market funds. Recovery under the insurance is subject to certain conditions, including the condition that the other Putnam money market funds have not previously exhausted the insurance coverage, and the insurance might not be renewed when it expires.

* Money market investments. These include certificates of deposit, commercial paper, U.S. government debt and repurchase agreements, corporate obligations and bankers acceptances.

For Putnam VT Money Market Fund, we buy bankers acceptances only if they are issued by banks with deposits in excess of $2 billion (or the foreign currency equivalent) at the close of the last calendar year. If the Trustees change this minimum deposit requirement, shareholders will be notified.

* Illiquid investments. We may invest up to 10% of a fund's assets in illiquid investments, which may be considered speculative. Illiquid investments are investments that may be difficult to sell. The sale of many of these investments is limited by law. We may not be able to sell a fund's illiquid investments when we consider it is desirable to do so or we may be able to sell them only at less than their market value.

* Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may use derivatives both for hedging and non-hedging purposes. However, we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives.

  Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

  Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. For further information about the risks of derivatives, see the Trust's statement of additional information (SAI).

* Frequent trading. We may buy and sell investments relatively often, which involves higher brokerage commissions and other expenses.

* Other investments. In addition to the main investment strategies described above, we may make other investments, which may be subject to other risks as described in the SAI.

* Alternate strategies. Under normal market conditions, we keep each fund's portfolio fully invested, with minimal cash holdings. However, at times we may judge that market conditions make pursuing a fund's usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the affected fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

* Changes in policies. The Trust's Trustees may change any of the funds' goals, investment strategies and other policies without shareholder approval, except as otherwise indicated.

Who manages the funds?

The Trust's Trustees oversee the general conduct of each fund's business. The Trustees have retained Putnam Management to be the funds' investment manager, responsible for making investment decisions for the funds and managing the funds' other affairs and business. Each fund pays Putnam Management a quarterly management fee for these services based on the fund's average net assets. Putnam Management's address is One Post Office Square, Boston, MA 02109. The funds paid Putnam Management management fees in the following amounts (reflected as a percentage of average net assets for each fund's last fiscal year):

--------------------------------------------------------
                                     Management
Putnam VT Fund                         Fees
--------------------------------------------------------
Putnam VT Global Growth Fund          0.66%
--------------------------------------------------------
Putnam VT Growth and Income Fund      0.46%
--------------------------------------------------------
Putnam VT Money Market Fund           0.42%
--------------------------------------------------------
Putnam VT New Value Fund              0.70%
--------------------------------------------------------

Putnam VT Growth Opportunities Fund paid Putnam Management a quarterly fee for these services at the annual rate of: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion, 0.43% of the next $5 billion and 0.42% of any excess thereafter.

The following officers and advisor teams of Putnam Management have primary responsibility for the day-to-day management of the relevant fund's portfolio. Each officer's length of service to the relevant fund and the officer's experience as portfolio manager or investment analyst over at least the last five years are shown.




-----------------------------------------------------------------------------------------------
Fund name                          Year    Business experience (at least 5 years)
-----------------------------------------------------------------------------------------------
Putnam VT Global Growth Fund
-----------------------------------------------------------------------------------------------
Robert J. Swift                    1996   1995 - Present       Putnam Management
Managing Director

Kelly A. Morgan                    1997   1996 - Present       Putnam Management
Managing Director                         Prior to Dec. 1996   Alliance Capital Management L.P.

Lisa H. Svensson                   1998   1994 - Present       Putnam Management
Senior Vice President

Manuel H. Weiss                    1998   1987 - Present       Putnam Management
Senior Vice President

Stephen P. Dexter                  2000   1999 - Present       Putnam Management
Senior Vice President                     Prior to June 1999   Scudder Kemper Inc.
-----------------------------------------------------------------------------------------------
Putnam VT Growth and Income Fund
-----------------------------------------------------------------------------------------------
David L. King                      1993   1983 - Present       Putnam Management
Managing Director

Hugh H. Mullin                     1998   1986 - Present       Putnam Management
Senior Vice President

Christopher G. Miller              2000   1998 - Present       Putnam Management
Senior Vice President                     Prior to Jan. 1998   Analytic TSA Global
                                                               Asset Management
-----------------------------------------------------------------------------------------------
Putnam VT Growth Opportunities Fund
-----------------------------------------------------------------------------------------------
C. Beth Cotner                     2000   1995 - Present       Putnam Management
Managing Director

Jeffrey R. Lindsey                 2000   1994 - Present       Putnam Management
Managing Director

David J. Santos                    2000   1986 - Present       Putnam Management
Senior Vice President
-----------------------------------------------------------------------------------------------
Putnam VT New Value Fund
-----------------------------------------------------------------------------------------------
David L. King                      1996   1983 - Present       Putnam Management
Managing Director
-----------------------------------------------------------------------------------------------



How to buy and sell
fund shares

The Trust has an underwriting agreement relating to the funds with Putnam Retail Management, One Post Office Square, Boston, Massachusetts 02109. Putnam Retail Management presently offers shares of each fund of the Trust continuously to separate accounts of various insurers. The underwriting agreement presently provides that Putnam Retail Management accepts orders for shares at net asset value and no sales commission or load is charged. Putnam Retail Management may, at its expense, provide promotional incentives to dealers that sell variable insurance products.

Shares are sold or redeemed at the net asset value per share next determined after receipt of an order, except that, in the case of Putnam VT Money Market Fund, purchases will not be affected until the next determination of net asset value after federal funds have been made available to the Trust. Orders for purchases or sales of shares of a fund must be received by Putnam Retail Management before the close of regular trading on the New York Stock Exchange in order to receive that day's net asset value. No fee is charged to a separate account when it redeems fund shares.

Please check with your insurance company to determine which funds are available under your variable annuity contract or variable life insurance policy. Certain funds may not be available in your state due to various insurance regulations. Inclusion in this prospectus of a fund that is not available in your state is not to be considered a solicitation. This prospectus should be read in conjunction with the prospectus of the separate account of the specific insurance product which accompanies this prospectus.

The funds currently do not foresee any disadvantages to policyowners arising out of the fact that the funds offer their shares to separate accounts of various insurance companies to serve as the investment medium for their variable products. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in one or more funds and shares of another fund may be substituted. This might force a fund to sell portfolio securities at disadvantageous prices. In addition, the Trustees may refuse to sell shares of any fund to any separate account or may suspend or terminate the offering of shares of any fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the fund. Under unusual circumstances, the Trust may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law.

Distribution Plan

The Trust has adopted a Distribution Plan with respect to class IB shares to compensate Putnam Retail Management for services provided and expenses incurred by it as principal underwriter of the class IB shares, including the payments to insurance companies and their affiliated dealers mentioned below. The plan provides for payments by each fund to Putnam Retail Management at the annual rate (expressed as a percentage of average net assets) of up to 0.35% on class IB shares. The Trustees currently limit payments on class IB shares to 0.25% of average net assets.

Putnam Retail Management compensates insurance companies (or affiliated broker-dealers) whose separate accounts invest in the Trust through class IB shares for providing services to their contract holders investing in the Trust.

Putnam Retail Management makes quarterly payments to dealers at the annual rate of up to 0.25% of the average net asset value of class IB shares.

Putnam Retail Management may suspend or modify its payments to dealers. The payments are also subject to the continuation of the Distribution Plan, the terms of service agreements between dealers and Putnam Retail Management and any applicable limits imposed by the National Association of Securities Dealers, Inc.

How do the funds price
their shares?

The price of a fund's shares is based on its net asset value (NAV). The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day the exchange is open.

Each fund (other than Putnam VT Money Market Fund) values its investments for which market quotations are readily available at market value. It values short-term investments that will mature within 60 days at amortized cost, which approximates market value. It values all other investments and assets at their fair value. Putnam VT Money Market Fund values all of its investments at amortized cost.

Each fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect each fund's NAV. Because foreign markets may be open at different times than the New York Stock Exchange, the value of each fund's shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of each fund's foreign investments (other than Putnam VT Money Market Fund) occur between the close of foreign markets and the close of regular trading on the New York Stock Exchange, these investments will be valued at their fair value.

Fund distributions and taxes

Each fund (other than Putnam VT Money Market Fund) will distribute any net investment income and net realized capital gains at least annually. Both types of distributions will be made in shares of such funds unless an election is made on behalf of a separate account to receive some or all of the distributions in cash. Putnam VT Money Market Fund will declare a dividend of its net investment income daily and distribute such dividend monthly. Each month's distributions will be paid on the first business day of the next month. Since the net income of Putnam VT Money Market Fund is declared as a dividend each time it is determined, the net asset value per share of the fund remains at $1.00 immediately after each determination and dividend declaration.

Distributions are reinvested without a sales charge, using the net asset value determined on the ex-dividend date, except that with respect to Putnam VT Money Market Fund, distributions are reinvested using the net asset value determined on the day following the distribution payment date. Distributions on each share are determined in the same manner and are paid in the same amount, regardless of class, except for such differences as are attributable to differential class expenses.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible foreign, state or local taxes.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. Each fund intends to comply with these requirements. If a fund does not meet such requirements, income allocable to the contracts would be taxable currently to the holders of such contracts.

Each fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal income taxes on income and gains it distributes to the separate accounts. For information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, contract holders should consult the prospectus of the applicable separate account.

A fund's investments in foreign securities may be subject to withholding taxes. In that case, a fund's yield on those securities would be decreased.

A fund's investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

Financial highlights

The financial highlights table is intended to help you understand the funds' recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. This information has been derived from each fund's financial statements, which have been audited and reported on by PricewaterhouseCoopers LLP. Its report and the fund's financial statements are included in the funds' annual report to shareholders, which is available upon request.


CLASS IB SHARES
FINANCIAL HIGHLIGHTS

(For a share outstanding throughout the period)

                 Net Asset                   Net Realized                            From net    In excess of
                  Value,          Net       and Unrealized  Total from   From net    Realized    Net Realized     From
                 Beginning    Investment    Gain (Loss) on  Investment  Investment   Gain on       Gain on     Return of
Year ended       of Period   Income (Loss)   Investments    operations    Income    Investments  Investments    Capital
------------------------------------------------------------------------------------------------------------------------
Putnam VT Global
Growth Fund
2000              $30.41     $ (.10)(a)        $(7.34)       $ (7.44)   $  (.18)      $(4.77)       $ --        $ --
1999               20.28       (.10)(a)         12.08          11.98       (.08)       (1.77)         --          --
1998**             18.03       (.05)(a)          2.30           2.25         --           --          --          --
------------------------------------------------------------------------------------------------------------------------
Putnam VT Growth
and Income Fund
2000              $26.75     $  .36(a)         $ 1.48         $ 1.84    $  (.49)      $(2.34)       $ --        $ --
1999               28.75        .41(a)            .04            .45       (.41)       (2.04)         --          --
1998**             28.02        .26(a)            .47            .73         --           --          --          --
------------------------------------------------------------------------------------------------------------------------
Putnam VT Growth
Opportunities
Fund
2000****          $10.00     $ (.04)(a)        $(2.17)        $(2.21)   $    --       $   --        $ --        $ --
------------------------------------------------------------------------------------------------------------------------
Putnam VT Money
Market Fund
2000               $1.00     $.0566               $--         $.0566    $(.0566)      $   --        $ --        $ --
1999                1.00      .0460                --          .0460     (.0460)          --          --          --
1998***             1.00      .0338(a)             --          .0338     (.0338)          --          --          --
------------------------------------------------------------------------------------------------------------------------
Putnam VT New
Value Fund
2000              $11.85     $  .20(a)        $  2.26         $ 2.46      $(.18)      $ (.64)       $ --        $ --
1999               12.02        .17(a)           (.13)           .04         --         (.21)         --          --
1998***            11.91        .13(a)            .13            .26       (.13)        (.02)         --          --
------------------------------------------------------------------------------------------------------------------------


                                           Total                                     Ratio of Net
                                         Investment                        Ratio of    Investment
                             Net Asset    Return at     Net Assets       Expenses to  Income (Loss)
                   Total     Value, End   Net Asset    End of Period     Average Net   to Average      Portfolio
               Distributions  of Period  Value(%)(b)  (in thousands)    Assets(%)(c)  Net Assets(%)  Turnover (%)
-----------------------------------------------------------------------------------------------------------------
Putnam VT Global
Growth Fund
2000             $ (4.95)      $18.02     (29.75)        $103,129            .91         (.43)          170.41
1999               (1.85)       30.41      64.56           28,909            .88         (.43)          154.88
1998***               --        20.28      12.48*             823            .59*        (.34)*         164.56
-----------------------------------------------------------------------------------------------------------------
Putnam VT Growth
and Income Fund
2000             $ (2.83)      $25.76       7.92         $513,216            .65         1.47            55.04
1999               (2.45)       26.75       1.47          162,112            .65         1.55            53.68
1998**                --        28.75       2.61*           7,583            .49*        1.20*           63.62
-----------------------------------------------------------------------------------------------------------------
Putnam VT Growth
Opportunities
Fund
2000****         $    --       $ 7.79     (22.10)*       $ 41,072            .94*        (.39)*          57.60*
-----------------------------------------------------------------------------------------------------------------
Putnam VT Money
Market Fund
2000             $(.0566)      $ 1.00       5.82         $101,820            .65         5.81               --
1999              (.0460)        1.00       4.66           41,516            .64         4.61               --
1998***           (.0338)        1.00       3.42*          13,188            .46*        3.18*              --
-----------------------------------------------------------------------------------------------------------------
Putnam VT
New Value Fund
2000             $  (.82)      $13.49      22.37         $ 30,806            .94         1.65            83.62
1999                (.21)       11.85        .26            9,541            .95         1.43            98.21
1998***             (.15)       12.02       2.28*             414            .65*        1.26*          130.96
-----------------------------------------------------------------------------------------------------------------

   * Not annualized.
  ** For the period from April 6, 1998 (commencement of operations) to December 31, 1998.
 *** For the period from April 30, 1998 (commencement of operations) to December 31, 1998.
**** For the period from February 1, 2000 (commencement of operations) to December 31, 2000.
   a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.
   b Total return assumes dividend reinvestment.
   c Includes amounts paid through expense offset and brokerage service arrangements.



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For more information about
the funds of Putnam
Variable Trust

The Trust's statement of additional information (SAI) and annual and semi-annual reports to shareholders include additional information about the funds. The SAI, and the auditor's report and financial statements included in the Trust's most recent annual report to the funds' shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The Trust's annual report discusses the market conditions and investment strategies that significantly affected the funds' performance during the funds' last fiscal year. You may get free copies of these materials, request other information about the funds and other Putnam funds, or make shareholder inquiries, by contacting your financial advisor, by visiting Putnam's Web site, or by calling Putnam toll-free at 1-800-225-1581.

You may review and copy information about the funds, including the Trust's SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the fund on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov. or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the fund's file number.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109
1-800-225-1581

Address correspondence to
Putnam Investor Services
P.O. Box 989
Boston, Massachusetts 02103

www.putnaminvestments.com

File No. 811-5346




Prospectus

April 30, 2001

Putnam Variable Trust
Class IB Shares

Putnam Variable Trust (the Trust) offers shares of beneficial interest in separate investments portfolios (collectively, the funds) for purchase by separate accounts of various insurance companies. The funds, which have different investment objectives and policies, offered by this prospectus are:

Growth Fund                   Growth and Income Funds
Putnam VT Investors Fund      Putnam VT The George Putnam Fund of Boston
                              Putnam VT Growth and Income Fund
                              Putnam VT New Value Fund

Income Funds
Putnam VT Diversified Income Fund
Putnam VT Income Fund

This prospectus explains what you should know about the funds in the Trust. Certain other funds of the Trust are offered through other prospectuses.

Putnam Investment Management, LLC (Putnam Management), which has managed mutual funds since 1937, manages the funds. These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.


    CONTENTS

 2 Fund summaries (including Goal, Main investment strategies, Main risks and Performance Information)

 6 What are the funds' main investment
   strategies and related risks?

10 Who manages the funds?

10 How to buy and sell fund shares

11 Distribution Plan

11 How do the funds price their shares?

11 Fund distributions and taxes

12 Financial highlights


[SCALE LOGO OMITTED]


Fund summaries

The following summaries identify each fund's goal, main investment strategies and the main risks that could adversely affect the value of a fund's shares and the total return on your investment. Each summary also contains performance information that provides some indication of each fund's risks. The chart contained in each summary shows year-to-year changes in the performance of the fund's class IB shares. A table following each chart compares the fund's performance to that of broad measures of market performance. Performance of class IB shares for the period prior to April 6, 1998 for Putnam VT Diversified Income Fund, Putnam VT Growth and Income Fund and prior to April 30, 1998 for Putnam VT New Value Fund are based upon the performance of class IA shares of the fund, adjusted to reflect the fees paid by class IB shares, including a 12b-1 fee of 0.25%. Of course, a fund's past performance is not necessarily an indication of future performance. None of the performance information reflects the impact of insurance-related charges or expenses. If it did, performance would be less than that shown. Please refer to the prospectus for your insurance contract for information about those charges and performance data reflecting those charges and expenses.

More detailed descriptions of the funds, including the risks associated with investing in the funds, can be found further back in this prospectus. Please be sure to read this additional information before you invest.

You can lose money by investing in any of the funds. A fund may not achieve its goal, and none of the funds is intended as a complete investment program. An investment in any fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PUTNAM VT DIVERSIFIED INCOME FUND

GOAL

The fund seeks as high a level of current income as Putnam Management believes is consistent with preservation of capital.

MAIN INVESTMENT STRATEGIES -- MULTI-SECTOR BONDS

We invest mainly in bonds that

* are obligations of corporations and governments worldwide,

* are either investment-grade or below investment-grade (high yield or junk bonds) and

* have intermediate to long-term maturities (three years or longer).

Under normal market conditions, we invest 15% - 65% of the fund's net assets in each of these three sectors:

* U.S. and investment-grade sector: U.S. government securities and investment-grade bonds of U.S. corporations.

* High yield sector: lower-rated bonds of U.S. corporations.

* International sector: bonds of foreign governments and corporations, including both investment-grade and lower-rated securities.

MAIN RISKS

* The risk that the issuers of the fund's investments will not make timely payments of interest and principal. Because the fund invests significantly in junk bonds, it is subject to heightened credit risk. Investors should carefully consider the risks associated with an investment in the fund.

* The risk that movements in financial markets will adversely affect the value of the fund's investments. This risk includes interest rate risk, which means that the prices of the fund's investments are likely to fall if interest rates rise. Interest rate risk is generally higher for investments with longer maturities.

* The risk that, compared to other debt, mortgage-backed investments in which the fund may invest may increase in value less when interest rates decline, and decline in value more when interest rates rise.

* The risks of investing outside the United States, such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments in foreign markets. These risks are increased for investments in emerging markets.

PERFORMANCE INFORMATION

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IB SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IB SHARES

1994          -4.38%
1995          18.95%
1996           8.65%
1997           7.22%
1998          -1.60%
1999           1.65%
2000          -0.07%

Year-to-date performance through 3/31/2001 was 2.45%. During the periods shown in the bar chart, the highest return for a quarter was 5.93%(quarter ending 6/30/95) and the lowest return for a quarter was -4.94% (quarter ending 9/30/98).

-------------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/00)
-------------------------------------------------------------------------
                                                         Since
                                   Past       Past     inception
                                  1 year    5 years    (9/15/93)
-------------------------------------------------------------------------
Class IB                          -0.07%      3.08%      4.24%
Lehman Brothers Aggregate
Bond Index                        11.63%      6.45%      6.45%
Salomon Brothers Non-U.S.
World Government
Bond Index                        -2.63%      1.64%      4.51%
Credit Suisse First Boston
High Yield Bond Index             -5.21%      4.51%      5.88%
-------------------------------------------------------------------------

The fund's performance is compared to the Lehman Brothers Aggregate Bond Index, an unmanaged index that is frequently used as a broad market measure for U.S denominated investment-grade fixed-income securities; the Salomon Brothers Non-U.S. World Government Bond Index, an unmanaged index of bonds issued by ten countries, excluding the United States; and the Credit Suisse First Boston High Yield Bond Index, an unmanaged index of lower-rated, higher-yielding U.S. corporate bonds.

PUTNAM VT THE GEORGE PUTNAM FUND OF BOSTON

GOAL

The fund seeks to provide a balanced investment composed of a well diversified portfolio of stocks and bonds which produce both capital growth and current income.

MAIN INVESTMENT STRATEGIES -- VALUE STOCKS AND BONDS

We invest mainly in a combination of bonds and U.S. value stocks, with a greater focus on value stocks. Value stocks are those that we believe are currently undervalued by the market. We look for companies undergoing positive change. If we are correct and other investors recognize the value of the company, the price of the stock may rise. We buy bonds of governments and private companies that are mostly investment-grade in quality with intermediate- to long-term maturities (three years or longer). We invest mainly in large companies.

Under normal market conditions, we invest at least 25% of the fund's total assets in fixed-income securities, including debt securities, preferred stocks, and that portion of the value of convertible securities attributable to the fixed-income characteristics of those securities.

MAIN RISKS

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

* The risk that prices of bonds we buy will fall if interest rates rise. Interest rate risk is generally higher for investments with longer maturities.

* The risk that issuers of bonds we buy will not make timely payments of interest and principal. This credit risk is generally higher for debt that is below investment-grade in quality.

* The risk that our allocation of investments between stocks and bonds may adversely affect the fund's performance.

PERFORMANCE INFORMATION

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IB SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IB SHARES

1999          -0.41%
2000           9.62%

Year-to-date performance through 3/31/2001 was -1.80%. During the periods shown in the bar chart, the highest return for a quarter was 5.25% (quarter ending 9/30/00) and the lowest return for a quarter was -6.89% (quarter ending 9/30/99).

-------------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/00)
-------------------------------------------------------------------------
                                                         Since
                                              Past     inception
                                             1 year    (4/30/98)
-------------------------------------------------------------------------
Class IB                                      9.62%      4.75%
S&P 500 Index                                -9.10%      8.03%
Lehman Brothers Government/
Corporate Bond Index                         11.84%      6.19%
-------------------------------------------------------------------------

The fund's performance benefited from Putnam Management's agreement to limit the fund's expenses through the period ended July 31, 1999. The fund's performance is compared to the Standard & Poor's 500 Index, an unmanaged index of common stocks frequently used as a general measure of U.S. stock market performance. The fund's performance is also compared to the Lehman Brothers Government/Corporate Bond Index, an unmanaged index of publicly issued U.S. governmental and corporate debt obligations used as a general measure of the performance of fixed-income securities.

PUTNAM VT GROWTH AND INCOME FUND

GOAL

The fund seeks capital growth and current income.

MAIN INVESTMENT STRATEGIES -- VALUE STOCKS

We invest mainly in common stocks of U.S. companies with a focus on value stocks that offer the potential for capital growth, current income, or both. Value stocks are those we believe are currently undervalued by the market. We look for companies undergoing positive change. If we are correct and other investors recognize the value of the company, the price of the stock may rise. We invest mainly in large companies.

MAIN RISKS

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

PERFORMANCE INFORMATION

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IB SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IB SHARES

1991          18.87%
1992           9.59%
1993          14.09%
1994           0.20%
1995          36.51%
1996          21.73%
1997          23.96%
1998          15.29%
1999           1.47%
2000           7.92%

Year-to-date performance through 3/31/2001 was -5.31%. During the periods shown in the bar chart, the highest return for a quarter was 16.59% (quarter ending 12/31/98) and the lowest return for a quarter was -10.14% (quarter ending 9/30/99).

-------------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/00)
-------------------------------------------------------------------------
                                   Past       Past      Past
                                  1 year    5 years   10 years
-------------------------------------------------------------------------
Class IB                          7.92%     13.76%     14.50%
S&P 500 Index                    -9.10%     18.32%     17.45%
-------------------------------------------------------------------------

The fund's performance is compared to the Standard & Poor's 500 Index, an unmanaged index of common stocks frequently used as a general measure of U.S. stock market performance.

PUTNAM VT INCOME FUND

GOAL

The fund seeks high current income consistent with what Putnam Management believes to be prudent risk.

MAIN INVESTMENT STRATEGIES -- MULTI-SECTOR BONDS

We invest mainly in bonds that

* are obligations of corporations and governments worldwide denominated in U.S. dollars

* are either investment-grade or below investment-grade (junk bonds) and

* have intermediate to long-term maturities (three years or longer).

MAIN RISKS

* The risk that the issuers of the fund's investments will fail to make timely payments of interest and principal. Because the fund invests significantly in junk bonds, this risk is heightened for the fund. Investors should carefully consider the risks associated with an investment in the fund.

* The risk that movements in financial markets will adversely affect the value of the fund's investments. This risk includes interest rate risk, which means that the prices of the fund's investments are likely to fall if interest rates rise. Interest rate risk is generally higher for investments with longer maturities.

* The risk that, compared to other debt, mortgage-backed investments may increase in value less when interest rates decline, and decline in value more when interest rates rise.

PERFORMANCE INFORMATION

Prior to April 9, 1999, the fund's policies required it to invest at least 25% of its assets in U.S. government securities and limited the amount of assets invested in securities rated below A. Consequently, the historic information in the table does not reflect the fund's performance under its current investment policies.

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IB SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IB SHARES

1991          17.10%
1992           7.33%
1993          11.11%
1994          -3.43%
1995          20.26%
1996           2.26%
1997           8.48%
1998           8.20%
1999          -2.16%
2000           7.79%

Year-to-date performance through 3/31/2001 was 3.12%. During the periods shown in the bar chart, the highest return for a quarter was 6.74% (quarter ending 6/30/95) and the lowest return for a quarter was -3.20% (quarter ending 3/31/96).

-------------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/00)
-------------------------------------------------------------------------
                                        Past        Past      Past
                                       1 year     5 years   10 years
-------------------------------------------------------------------------
Class IB                                7.79%      4.82%      7.45%
Lehman Brothers Aggregate Bond Index   11.63%      6.45%      7.96%
-------------------------------------------------------------------------

The fund's performance is compared to the Lehman Brothers Aggregate Bond Index, an unmanaged index of investment-grade bonds.

PUTNAM VT INVESTORS FUND

GOAL

The fund seeks long-term growth of capital and any increased income that results from this growth.

MAIN INVESTMENT STRATEGIES -- GROWTH STOCKS

We invest mainly in common stocks of U.S. companies, with a focus on growth stocks. Growth stocks are issued by companies that we believe are fast-growing and whose earnings we believe are likely to increase over time. Growth in earnings may lead to an increase in the price of the stock. We invest mainly in large companies.

MAIN RISKS

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

PERFORMANCE INFORMATION

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IB SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IB SHARES

1999          29.98%
2000         -18.64%

Year-to-date performance through 3/31/2001 was -20.15%. During the periods shown in the bar chart, the highest return for a quarter was 24.63% (quarter ending 12/31/99) and the lowest return for a quarter was -15.04% (quarter ending 12/31/00).

-------------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/00)
-------------------------------------------------------------------------
                                                        Since
                                              Past    inception
                                            1 year    (4/30/98)
-------------------------------------------------------------------------
Class IB                                    -18.64%      8.14%
S&P 500 Index                                -9.10%      8.03%
-------------------------------------------------------------------------

The fund's performance benefited from Putnam Management's agreement to limit the fund's expenses through the period ended December 31, 1998. The fund's performance is compared to the Standard & Poor's 500 Index, an unmanaged index of common stocks frequently used as a general measure of U.S. stock market performance.

PUTNAM VT NEW VALUE FUND

GOAL

The fund seeks long-term capital appreciation.

MAIN INVESTMENT STRATEGIES -- VALUE STOCKS

We invest mainly in common stocks of U.S. companies, with a focus on value stocks. Value stocks are those we believe are currently undervalued by the market. We look for companies undergoing positive change. If we are correct and other investors recognize the value of the company, the price of the stock may rise. We invest mainly in midsized and large companies.

MAIN RISKS

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

PERFORMANCE INFORMATION

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IB SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IB SHARES

1998           6.11%
1999           0.26%
2000          22.37%

Year-to-date performance through 3/31/2001 was 0.62%. During the periods shown in the bar chart, the highest return for a quarter was 16.34% (quarter ending 12/31/98) and the lowest return for a quarter was -13.68% (quarter ending 9/30/99).

-------------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/00)
-------------------------------------------------------------------------
                                                        Since
                                              Past    inception
                                            1 year     (1/2/97)
-------------------------------------------------------------------------
Class IB                                     22.37%     11.22%
Russell 3000 Value Index                      8.04%     15.23%
-------------------------------------------------------------------------

The fund's performance benefited from Putnam Management's agreement to limit the fund's expenses through the period ended December 31, 1998. The fund's performance is compared to the Russell 3000 Value Index, an unmanaged index of Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The fund's performance was previously compared to the Standard & Poor's 500 Index, an unmanaged index of common stocks frequently used as a general measure of U.S. stock market performance. This index was replaced by the Russell 3000 Value Index, which is more representative of the fund's investment strategies. The average annual total returns for the 1-year and since inception periods ending on 12/31/00 were -9.10% and 17.20% for the Standard & Poor's 500 Index.

What are the funds' main investment strategies and related risks?

We generally manage the funds in styles similar to certain funds in the retail Putnam family of funds. However, the counterpart funds will not have identical portfolios or investment results, since we may employ different investment practices and invest in different securities for them.

Any investment carries with it some level of risk that generally reflects its potential for reward. This section provides additional information on the investment strategies and related risks that are identified for each fund in "Fund summaries" at the beginning of this prospectus and discusses investment strategies and related risks that are common to a number of the funds. Not every investment strategy listed below applies to each fund. Please refer to your fund's strategy in the Fund summaries section to determine which risks apply to your fund.

We will consider, among other factors, a company's valuation, financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

* Common stocks. Common stock represents an ownership interest in a company. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

  Stocks of companies we believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If our assessment of the prospects for the company's earnings growth is wrong, or if our judgment of how other investors will value the company's earnings growth is wrong, then the price of the company's stock may fall or not approach the value that we have placed on it. Seeking earnings growth may result in significant investments in the technology sector, which may be subject to greater volatility than other sectors of the economy.

  Companies we believe are undergoing positive change and whose stock we believe is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If our assessment of a company's prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company's stock may fall or may not approach the value that we have placed on it.

* Small companies. These companies, some of which may have a market capitalization of less than $1 billion, are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies often trade less frequently and in limited volume, and their prices may fluctuate more than stocks of larger companies. Stocks of small and midsized companies may therefore be more vulnerable to adverse developments than those of larger companies.

* Foreign investments. Each of the funds may invest in securities of foreign issuers. Foreign investments involve certain special risks, including:

* Unfavorable changes in currency exchange rates: Foreign investments are typically issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar.

* Political and economic developments: Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or export of foreign currency, and tax increases.

* Unreliable or untimely information: There may be less information publicly available about a foreign company than about most U.S. companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the United States.

* Limited legal recourse: Legal remedies for investors may be more limited than the remedies available in the United States.

* Limited markets: Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than U.S. investments, which means we may at times be unable to sell these foreign investments at desirable prices. For the same reason, we may at times find it difficult to value the fund's foreign investments.

* Trading practices: Brokerage commissions and other fees are generally higher for foreign investments than for U.S. investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

* Lower yield: Common stocks of foreign companies have historically offered lower dividends than stocks of comparable U.S. companies. Foreign withholding taxes may further reduce the amount of income available to distribute to shareholders of the fund.

* Sovereign issuers: The willingness and ability of sovereign issuers to pay principal and interest on government securities depends on various economic factors, including the issuer's balance of payments, overall debt level, and cash flow from tax or other revenues.

For Putnam VT Diversified Income Fund, we consider a foreign corporation to be one that is domiciled outside the U.S. or has its principal operations located outside the U.S.

For Putnam VT Income Fund, we may invest in U.S. dollar-denominated fixed-income securities of foreign issuers.

The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets, or to investments in U.S. companies that have significant foreign operations. Special U.S. tax considerations may apply to the fund's foreign investments.

We will consider, among other things, credit, interest rate and prepayment risks as well as general market conditions when deciding whether to buy or sell investments.

* Interest rate risk. The values of bonds and other debt usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument's value usually will not affect the amount of interest income paid to the fund, but will affect the value of the fund's shares. Interest rate risk is generally greater for investments with longer maturities.

  Some investments give the issuer the option to call, or redeem, its securities before their maturity date. If an issuer calls its security during a time of declining interest rates, we might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.

  "Premium investments" offer interest rates higher than prevailing market rates. However, they involve a greater risk of loss, because their values tend to decline over time. You may find it useful to compare the fund's yield, which factors out the effect of premium investments, with its current dividend rate, which does not factor out that effect.

* Credit risk. Investors normally expect to be compensated in proportion to the risk they are assuming. Thus, debt of issuers with poor credit usually offers higher yields than debt of issuers with more secure credit. Higher-rated investments generally have lower credit risk.

For Putnam VT Income Fund, we invest most of the fund's assets in investment-grade investments. These are rated at least BBB or its equivalent by a nationally recognized securities rating agency, or are unrated investments we believe are of comparable quality. We may also invest in non-investment-grade investments. However, we may not invest in securities that are rated below B or the equivalent by each agency or are unrated investments we believe are of comparable quality. We will not necessarily sell an investment if its rating is reduced after we buy it.

For Putnam VT The George Putnam Fund of Boston, we invest mostly in investment-grade debt investments. These are rated at least BBB or its equivalent at the time of purchase by a nationally recognized securities rating agency, or are unrated investments that we believe are of comparable quality. We may invest in non-investment-grade investments. However, we will not invest in securities rated lower than B or its equivalent by each rating agency rating the investment, or unrated securities that we believe are of comparable quality. We will not necessarily sell an investment if its rating is reduced after we buy it.

For Putnam VT Diversified Income Fund, we may invest up to 70% in higher-yielding, higher-risk debt investments that are rated below BBB or its equivalent at the time of purchase by each nationally recognized securities rating agency rating such investments, or are unrated investments that we believe are of comparable quality.

For Putnam VT Diversified Income Fund, we may invest up to 5% of the fund's total assets in debt investments rated below CCC or its equivalent, at the time of purchase, by each agency rating such investments and unrated investments that we believe are of comparable quality. We will not necessarily sell an investment if its rating is reduced after we buy it.

Investments rated below BBB or its equivalent are known as "junk bonds." This rating reflects a greater possibility that the issuers may be unable to make timely payments of interest and principal and thus default. If this happens, or is perceived as likely to happen, the values of those investments will usually be more volatile and are likely to fall. A default or expected default could also make it difficult for us to sell the investments at prices approximating the values we had previously placed on them. Lower-rated debt usually has a more limited market than higher-rated debt, which may at times make it difficult for us to buy or sell certain debt instruments or to establish their fair value. Credit risk is generally greater for investments that are issued at less than their face value and that are required to make interest payments only at maturity rather than at intervals during the life of the investment.

Credit ratings are based largely on the issuer's historical financial condition and the rating agencies' investment analysis at the time of rating. The rating assigned to any particular investment does not necessarily reflect the issuer's current financial condition, and does not reflect an assessment of an investment's volatility or liquidity. Although we consider credit ratings in making investment decisions, we perform our own investment analysis and do not rely only on ratings assigned by the rating agencies. The fund depends more on our ability in buying lower-rated debt than it does in buying investment-grade debt. We may have to participate in legal proceedings or take possession of and manage assets that secure the issuer's obligations. This could increase the fund's operating expenses and decrease its net asset value.

Although investment-grade investments generally have lower credit risk, they may share some of the risks of lower-rated investments. U.S. government investments generally have the least credit risk, but are not completely free of credit risk. While some, such as U.S. Treasury obligations and Ginnie Mae certificates, are backed by the full faith and credit of the U.S. government, others are backed only by the credit of the issuer. Mortgage-backed securities may be subject to the risk that underlying borrowers will be unable to meet their obligations.

The credit quality of an investment may be supported or enhanced by another company or financial institution through the use of a letter of credit or similar arrangement. The main risk of investments backed by a letter of credit is that the entity issuing the letter of credit will be unable to fulfill its obligations to the fund.

* Prepayment risk. Traditional debt investments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. By contrast, payments on mortgage-backed investments typically include both interest and partial payment of principal. Principal may also be prepaid voluntarily, or as a result of refinancing or foreclosure. We may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields. Compared to debt that cannot be prepaid, mortgage-backed investments are less likely to increase in value during periods of declining interest rates and have a higher risk of decline in value during periods of rising interest rates. They may increase the volatility of a fund. Some mortgage-backed investments receive only the interest portion or the principal portion of payments on the underlying mortgages. The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying mortgages. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

* Illiquid investments. We may invest up to 10% of a fund's assets in illiquid investments, which may be considered speculative. Illiquid investments are investments that may be difficult to sell. The sale of many of these investments is limited by law. We may not be able to sell a fund's illiquid investments when we consider it is desirable to do so or we may be able to sell them only at less than their market value.

* Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may use derivatives both for hedging and non-hedging purposes. However, we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives.

  Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

  Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. For further information about the risks of derivatives, see the Trust's statement of additional information (SAI).

* Frequent trading. We may buy and sell investments relatively often, which involves higher brokerage commissions and other expenses.

* Other investments. In addition to the main investment strategies described above, we may make other investments, which may be subject to other risks as described in the SAI.

* Alternate strategies. Under normal market conditions, we keep each fund's portfolio fully invested, with minimal cash holdings. However, at times we may judge that market conditions make pursuing a fund's usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the affected fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

* Changes in policies. The Trust's Trustees may change any of the funds' goals, investment strategies and other policies without shareholder approval, except as otherwise indicated.

Who manages the funds?

The Trust's Trustees oversee the general conduct of each fund's business. The Trustees have retained Putnam Management to be the funds' investment manager, responsible for making investment decisions for the funds and managing the funds' other affairs and business. Each fund pays Putnam Management a quarterly management fee for these services based on the fund's average net assets. Putnam Management's address is One Post Office Square, Boston, MA 02109. The funds paid Putnam Management management fees in the following amounts (reflected as a percentage of average net assets for each fund's last fiscal year):

-------------------------------------------------------------------------
                                            Management
Putnam VT Fund                                 Fees
-------------------------------------------------------------------------
Putnam VT Diversified Income Fund             0.68%
-------------------------------------------------------------------------
Putnam VT The George Putnam Fund of Boston    0.65%
-------------------------------------------------------------------------
Putnam VT Growth and Income Fund              0.46%
-------------------------------------------------------------------------
Putnam VT Income Fund                         0.61%
-------------------------------------------------------------------------
Putnam VT New Value Fund                      0.70%
-------------------------------------------------------------------------

The following officers and advisor teams of Putnam Management have primary responsibility for the day-to-day management of the relevant fund's portfolio. Each officer's length of service to the relevant fund and the officer's experience as portfolio manager or investment analyst over at least the last five years are shown.


-----------------------------------------------------------------------------------
Fund name                          Year   Business experience (at least 5 years)
-----------------------------------------------------------------------------------
Putnam VT Diversified Income Fund
-----------------------------------------------------------------------------------
David L. Waldman                   1998   1997 - Present       Putnam Management
Managing Director                         Prior to June 1997   Lazard Freres

The Core Fixed Income Team
-----------------------------------------------------------------------------------
Putnam VT The George Putnam Fund of Boston
-----------------------------------------------------------------------------------
Jeanne L. Mockard                  2000   1990 - Present       Putnam Management
Senior Vice President

James M. Prusko                    1998   1992 - Present       Putnam Management
Senior Vice President

Jeffrey L. Knight                  2000   1993 - Present       Putnam Management
Senior Vice President

The Core Fixed Income Team
-----------------------------------------------------------------------------------
Putnam VT Growth and Income Fund
-----------------------------------------------------------------------------------
David L. King                      1993   1983 - Present       Putnam Management
Managing Director

Hugh H. Mullin                     1998   1986 - Present       Putnam Management
Senior Vice President

Christopher G. Miller              2000   1998 - Present       Putnam Management
Senior Vice President                     Prior to Jan. 1998   Analytic TSA Global
                                                               Asset Management
-----------------------------------------------------------------------------------
Putnam VT Income Fund
-----------------------------------------------------------------------------------
James M. Prusko                    2000   1992 - Present       Putnam Management
Senior Vice President

The Core Fixed Income Team
-----------------------------------------------------------------------------------
Putnam VT New Value Fund
-----------------------------------------------------------------------------------
David L. King                      1996   1983 - Present       Putnam Management
Managing Director
-----------------------------------------------------------------------------------



How to buy and sell  fund shares

The Trust has an underwriting agreement relating to the funds with Putnam Retail Management, One Post Office Square, Boston, Massachusetts 02109. Putnam Retail Management presently offers shares of each fund of the Trust continuously to separate accounts of various insurers. The underwriting agreement presently provides that Putnam Retail Management accepts orders for shares at net asset value and no sales commission or load is charged. Putnam Retail Management may, at its expense, provide promotional incentives to dealers that sell variable insurance products.

Shares are sold or redeemed at the net asset value per share next determined after receipt of an order. Orders for purchases or sales of shares of a fund must be received by Putnam Retail Management before the close of regular trading on the New York Stock Exchange in order to receive that day's net asset value. No fee is charged to a separate account when it redeems fund shares.

Please check with your insurance company to determine which funds are available under your variable annuity contract or variable life insurance policy. Certain funds may not be available in your state due to various insurance regulations. Inclusion in this prospectus of a fund that is not available in your state is not to be considered a solicitation. This prospectus should be read in conjunction with the prospectus of the separate account of the specific insurance product which accompanies this prospectus.

The funds currently do not foresee any disadvantages to policyowners arising out of the fact that the funds offer their shares to separate accounts of various insurance companies to serve as the investment medium for their variable products. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in one or more funds and shares of another fund may be substituted. This might force a fund to sell portfolio securities at disadvantageous prices. In addition, the Trustees may refuse to sell shares of any fund to any separate account or may suspend or terminate the offering of shares of any fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the fund. Under unusual circumstances, the Trust may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law.

Distribution Plan

The Trust has adopted a Distribution Plan with respect to class IB shares to compensate Putnam Retail Management for services provided and expenses incurred by it as principal underwriter of the class IB shares, including the payments to insurance companies and their affiliated dealers mentioned below. The plan provides for payments by each fund to Putnam Retail Management at the annual rate (expressed as a percentage of average net assets) of up to 0.35% on class IB shares. The Trustees currently limit payments on class IB shares to 0.25% of average net assets.

Putnam Retail Management compensates insurance companies (or affiliated broker-dealers) whose separate accounts invest in the Trust through class IB shares for providing services to their contract holders investing in the Trust.

Putnam Retail Management makes quarterly payments to dealers at the annual rate of up to 0.25% of the average net asset value of class IB shares.

Putnam Retail Management may suspend or modify its payments to dealers. The payments are also subject to the continuation of the Distribution Plan, the terms of service agreements between dealers and Putnam Retail Management and any applicable limits imposed by the National Association of Securities Dealers, Inc.

How do the funds price their shares?

The price of a fund's shares is based on its net asset value (NAV). The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day the exchange is open.

Each fund values its investments for which market quotations are readily available at market value. It values short-term investments that will mature within 60 days at amortized cost, which approximates market value. It values all other investments and assets at their fair value.

Each fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect each fund's NAV. Because foreign markets may be open at different times than the New York Stock Exchange, the value of each fund's shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of each fund's foreign investments occur between the close of foreign markets and the close of regular trading on the New York Stock Exchange, these investments will be valued at their fair value.

Fund distributions and taxes

Each fund will distribute any net investment income and net realized capital gains at least annually. Both types of distributions will be made in shares of such funds unless an election is made on behalf of a separate account to receive some or all of the distributions in cash.

Distributions are reinvested without a sales charge, using the net asset value determined on the ex-dividend date. Distributions on each share are determined in the same manner and are paid in the same amount, regardless of class, except for such differences as are attributable to differential class expenses.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible foreign, state or local taxes.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. Each fund intends to comply with these requirements. If a fund does not meet such requirements, income allocable to the contracts would be taxable currently to the holders of such contracts.

Each fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal income taxes on income and gains it distributes to the separate accounts. For information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, contract holders should consult the prospectus of the applicable separate account.

A fund's investments in foreign securities may be subject to withholding taxes. In that case, a fund's yield on those securities would be decreased.

A fund's investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

Financial highlights

The financial highlights table is intended to help you understand the funds' recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. This information has been derived from each fund's financial statements, which have been audited and reported on by PricewaterhouseCoopers LLP. Its report and the fund's financial statements are included in the funds' annual report to shareholders, which is available upon request.


CLASS IB SHARES
FINANCIAL HIGHLIGHTS

(For a share outstanding throughout the period)
                Net Asset                 Net Realized                             From net     In excess of
                  Value,        Net      and Unrealized   Total from    From net   Realized     Net Realized     From
                Beginning   Investment    Gain (Loss) on  Investment   Investment   Gain on       Gain on      Return of
Year ended      of Period  Income (Loss)  Investments     operations     Income    Investments   Investments    Capital
-----------------------------------------------------------------------------------------------------------------------
Putnam VT Diversified
Income Fund
2000              $ 9.90      $ .78(a)       $  (.78)       $  .00       $ (.79)    $   --           $--       $  --
1999               10.47        .78(a)          (.62)          .16         (.73)        --            --          --
1998**             10.95        .62(a)         (1.10)         (.48)          --         --            --          --
-----------------------------------------------------------------------------------------------------------------------
Putnam VT The George
Putnam Fund of Boston
2000              $ 9.98      $ .18(a)       $   .78        $  .96       $   --     $   --           $--       $  --
1999               10.28        .30(a)          (.34)         (.04)        (.23)      (.02)           --        (.01)
1998***            10.00        .17(a)(b)        .20           .37         (.09)        --            --          --
-----------------------------------------------------------------------------------------------------------------------
Putnam VT Growth and
Income Fund
2000              $26.75      $ .36(a)       $  1.48        $ 1.84       $ (.49)    $(2.34)          $--       $  --
1999               28.75        .41(a)           .04           .45         (.41)     (2.04)           --          --
1998**             28.02        .26(a)           .47           .73           --         --            --          --
-----------------------------------------------------------------------------------------------------------------------
Putnam VT Income Fund
2000              $12.51      $ .81(a)      $    .11        $  .92       $ (.85)    $   --           $--       $  --
1999               13.73        .76(a)         (1.04)         (.28)        (.73)      (.21)           --          --
1998***            12.88        .50(a)           .35           .85           --         --            --          --
-----------------------------------------------------------------------------------------------------------------------
Putnam VT Investors Fund
2000              $15.13      $(.01)(a)     $  (2.81)      $ (2.82)      $   --     $   --           $--       $  --
1999               11.64       (.01)(a)         3.50          3.49           --         --            --          --
1998***            10.00        .01(a)(b)       1.64          1.65         (.01)        --            --          --(e)
-----------------------------------------------------------------------------------------------------------------------
Putnam VT New Value Fund
2000              $11.85      $ .20(a)      $   2.26       $  2.46       $ (.18)    $ (.64)          $--       $  --
1999               12.02        .17(a)          (.13)          .04           --       (.21)           --          --
1998***            11.91        .13(a)           .13           .26         (.13)      (.02)           --          --
-----------------------------------------------------------------------------------------------------------------------

                                                Total                                     Ratio of Net
                                              Investment                     Ratio of      Investment
                               Net Asset      Return at    Net Assets       Expenses to    Income (Loss)
                   Total       Value, End     Net Asset   End of Period     Average Net     to Average      Portfolio
               Distributions   of Period     Value(%)(c)  (in thousands)    Assets(%)(d)   Net Assets(%)   Turnover (%)
-----------------------------------------------------------------------------------------------------------------------
Putnam VT Diversified
Income Fund
2000              $ (.79)        $ 9.11         (0.07)       $ 68,832          .93            8.45          169.27
1999                (.73)          9.90          1.65          23,182          .93            7.67          117.02
1998**                --          10.47         (4.38)*         1,963          .69*           5.74*         186.80
-----------------------------------------------------------------------------------------------------------------------
Putnam VT The George
Putnam Fund of Boston
2000              $   --         $10.94          9.62        $ 94,236          .91            3.27          154.53
1999                (.26)          9.98          (.41)         38,566          .98            3.00          173.41
1998***             (.09)         10.28          3.69*          1,924          .67(b)*        1.74(b)*       99.85*
-----------------------------------------------------------------------------------------------------------------------
Putnam VT Growth
and Income Fund
2000              $(2.83)        $25.76          7.92        $513,216          .65            1.47           55.04
1999               (2.45)         26.75          1.47         162,112          .65            1.55           53.68
1998**                --          28.75          2.61*          7,583          .49*           1.20*          63.62
-----------------------------------------------------------------------------------------------------------------------
Putnam VT Income Fund
2000              $ (.85)        $12.58          7.79        $ 55,669          .82            6.74          238.00
1999                (.94)         12.51         (2.16)         18,116          .82            6.14          220.90
1998***               --          13.73          6.60*          2,288          .56*           4.03*         233.04
-----------------------------------------------------------------------------------------------------------------------
Putnam VT Investors Fund
2000              $   --         $12.31        (18.64)       $279,598          .80            (.06)          76.32
1999                  --          15.13         29.98         101,795          .86            (.11)          65.59
1998***             (.01)         11.64         16.54*          2,619          .67(b)*         .03(b)*       42.97*
-----------------------------------------------------------------------------------------------------------------------
Putnam VT New Value Fund
2000              $ (.82)        $13.49         22.37        $ 30,806          .94            1.65           83.62
1999                (.21)         11.85           .26           9,541          .95            1.43           98.21
1998***             (.15)         12.02          2.28*            414          .65*           1.26*         130.96
-----------------------------------------------------------------------------------------------------------------------

  * Not annualized.
 ** For the period from April 6, 1998 (commencement of operations) to December 31, 1998.
*** For the period from April 30, 1998 (commencement of operations) to December 31, 1998.
  a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.
  b Reflects an expense limitation in effect during the period. As a result of such limitation, expenses for the period ended December 31, 1998 for Putnam VT The George Putnam Fund of Boston and Putnam VT Investors Fund
    reflect a reduction of approximately $0.03 and less than $0.01, respectively, of the amounts per share.
  c Total return assumes dividend reinvestment.
  d Includes amounts paid through expense offset and brokerage service arrangements.
  e Net investment income, distributions from net investment income and returns of capital were less than
    $0.01 per share.



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For more information about the funds of
Putnam  Variable Trust

The Trust's statement of additional information (SAI) and annual and semi-annual reports to shareholders include additional information about the funds. The SAI, and the auditor's report and financial statements included in the Trust's most recent annual report to the funds' shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The Trust's annual report discusses the market conditions and investment strategies that significantly affected the funds' performance during the funds' last fiscal year. You may get free copies of these materials, request other information about the funds and other Putnam funds, or make shareholder inquiries, by contacting your financial advisor, by visiting Putnam's Web site, or by calling Putnam toll-free at 1-800-225-1581.

You may review and copy information about the funds, including the Trust's SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the fund on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov. or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the fund's file number.

PUTNAM INVESTMENTS

               One Post Office Square
               Boston, Massachusetts 02109
               1-800-225-1581

               Address correspondence to
               Putnam Investor Services
               P.O. Box 989
               Boston, Massachusetts 02103

               www.putnaminvestments.com

               File No. 811-5346






Prospectus

April 30, 2001

Putnam Variable Trust
Class IB Shares

Putnam Variable Trust (the Trust) offers shares of beneficial interest in separate investments portfolios (collectively, the funds) for purchase by separate accounts of various insurance companies. The funds, which have different investment objectives and policies, offered by this prospectus are:

Growth Funds                                Growth and Income Fund
Putnam VT Health Sciences Fund              Putnam VT New Value Fund
Putnam VT International Growth Fund
Putnam VT Technology Fund
Putnam VT Vista Fund
Putnam VT Voyager Fund II

This prospectus explains what you should know about the funds in the Trust. Certain other funds of the Trust are offered through other prospectuses.

Putnam Investment Management, LLC (Putnam Management), which has managed mutual funds since 1937, manages the funds. These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.


   CONTENTS

 2 Fund summaries (including Goal, Main investment strategies, Main risks and Performance Information)

 6  What are the funds' main investment strategies and related risks?

 8  Who manages the funds?

 9  How to buy and sell fund shares

 9  Distribution Plan

 9  How do the funds price their shares?

10  Fund distributions and taxes

10  Financial highlights


[SCALE LOGO OMITTED]


Fund summaries

The following summaries identify each fund's goal, main investment strategies and the main risks that could adversely affect the value of a fund's shares and the total return on your investment. Each summary also contains performance information that provides some indication of each fund's risks. The chart contained in each summary shows year-to-year changes in the performance of the fund's class IB shares. A table following each chart compares the fund's performance to that of broad measures of market performance. Performance of class IB shares for the period prior to April 30, 1998 for Putnam VT International Growth Fund, Putnam VT New Value Fund and Putnam VT Vista Fund are based upon the performance of class IA shares of the fund, adjusted to reflect the fees paid by class IB shares, including a 12b-1 fee of 0.25%. Of course, a fund's past performance is not necessarily an indication of future performance. None of the performance information reflects the impact of insurance-related charges or expenses. If it did, performance would be less than that shown. Please refer to the prospectus for your insurance contract for information about those charges and performance data reflecting those charges and expenses.

More detailed descriptions of the funds, including the risks associated with investing in the funds, can be found further back in this prospectus. Please be sure to read this additional information before you invest.

You can lose money by investing in any of the funds. A fund may not achieve its goal, and none of the funds is intended as a complete investment program. An investment in any fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PUTNAM VT HEALTH SCIENCES FUND

GOAL

The fund seeks capital appreciation.

MAIN INVESTMENT STRATEGIES -- GROWTH STOCKS

We invest mainly in common stocks of U.S. companies in the health sciences industries, with a focus on growth stocks. Growth stocks are issued by companies that we believe are fast-growing and whose earnings we believe are likely to increase over time. Growth in earnings may lead to an increase in the price of the stock. We invest mainly in midsized and large companies.

Under normal market conditions, we invest at least 80% of the fund's total assets in securities of (a) companies that derive at least 50% of their assets, revenues or profits from the pharmaceutical, health care services, applied research and development and medical equipment and supplies industries, or (b) companies we think have the potential for growth as a result of their particular products, technology, patents or other market advantages in the health sciences industries. Investments in companies described in (b) will not usually represent more than 15% of the fund's health sciences investments.

Industry focus. We invest primarily in companies that provide health care services, applied research and development, pharmaceutical products, and medical equipment and supplies, and companies that we believe will grow as a result of their products, patents or other market advantages in the health sciences industries. Events that affect the health sciences industries will have a greater effect on the fund than they would on a fund that is more widely diversified among a number of unrelated industries. Examples include technological advances that make existing products and services obsolete, and changes in regulatory policies concerning approvals of new drugs, medical devices or procedures. In addition, changes in governmental payment systems and use of managed care arrangements may be more likely to adversely affect the fund.

MAIN RISKS

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

* The risk of investing in a single group of industries. Investments in the health sciences industries, even though representing interests in different companies within these industries, may be affected by common economic forces and other factors. This increases the fund's vulnerability to factors affecting a single group of industries. This risk is significantly greater than for a fund that invests in a broader range of industries, and may result in greater losses and volatility.

* The risk of loss from investing in fewer issuers than a fund that invests more broadly. The fund is "non-diversified," which means that it may invest more of its assets in the securities of fewer companies than a "diversified" fund. This increases the fund's vulnerability to factors affecting a single investment and can result in greater fund losses and volatility.

PERFORMANCE INFORMATION

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IB SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IB SHARES

1999       -3.90%
2000       38.86%

Year-to-date performance through 3/31/2001 was -22.57%. During the periods shown in the bar chart, the highest return for a quarter was 14.57% (quarter ending 3/31/00) and the lowest return for a quarter was -5.59% (quarter ending 9/30/99).

--------------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/00)
--------------------------------------------------------------------------
                                                        Since
                                              Past   inception
                                            1 year    (4/30/98)
--------------------------------------------------------------------------
Class IB                                     38.86%     15.22%
S&P 500 Index                                -9.10%      8.03%
--------------------------------------------------------------------------

The fund's performance benefited from Putnam Management's agreement to limit the fund's expenses through the period ended December 31, 1999. The fund's performance is compared to the Standard & Poor's 500 Index, an unmanaged index of common stocks frequently used as a general measure of U.S. stock market performance.

PUTNAM VT INTERNATIONAL GROWTH FUND

GOAL

The fund seeks capital appreciation.

MAIN INVESTMENT STRATEGIES -- INTERNATIONAL STOCKS

We invest mainly in common stocks of companies outside the United States that we believe have favorable investment potential. For example, we may purchase stocks of companies with stock prices that reflect a value lower than that which we place on the company. We may also consider other factors we believe will cause the stock price to rise. We invest mainly in midsized and large companies, although we can invest in companies of any size. Although we emphasize investments in developed countries, we may also invest in companies located in developing (also known as emerging) markets.

Under normal market conditions, we invest at least 65% of the fund's total assets in the equity securities of companies located in at least three countries other than the United States. To determine whether a company is located outside of the United States, we look at the following factors: where the company's securities trade, where the company is located or organized, or where the company derives its revenues or profits.

MAIN RISKS

* The risks of investing outside the United States, such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments. These risks are increased for investments in emerging markets.

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform.

PERFORMANCE INFORMATION

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IB SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IB SHARES

1998       18.47%
1999       60.10%
2000       -9.61%

Year-to-date performance through 3/31/2001 was -14.51%. During the periods shown in the bar chart, the highest return for a quarter was 35.44% (quarter ending 12/31/99) and the lowest return for a quarter was -18.92% (quarter ending 9/30/98).

--------------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/00)
--------------------------------------------------------------------------
                                                        Since
                                              Past   inception
                                            1 year    (1/2/97)
--------------------------------------------------------------------------
Class IB                                     -9.61%     18.79%
MSCI EAFE Index                             -14.17%      7.41%
--------------------------------------------------------------------------

The fund's performance benefited from Putnam Management's agreement to limit the fund's expenses through the period ended December 31, 1998. The fund's performance is compared to the Morgan Stanley Capital International
(MSCI) EAFE Index, an unmanaged index of equity securities from Europe, Australia and the Far East, with all values expressed in U.S. dollars.

PUTNAM VT NEW VALUE FUND

GOAL

The fund seeks long-term capital appreciation.

MAIN INVESTMENT STRATEGIES -- VALUE STOCKS

We invest mainly in common stocks of U.S. companies, with a focus on value stocks. Value stocks are those we believe are currently undervalued by the market. We look for companies undergoing positive change. If we are correct and other investors recognize the value of the company, the price of the stock may rise. We invest mainly in midsized and large companies.

MAIN RISKS

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

PERFORMANCE INFORMATION

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IB SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IB SHARES

1998         6.11%
1999         0.26%
2000        22.37%

Year-to-date performance through 3/31/2001 was 0.62%. During the periods shown in the bar chart, the highest return for a quarter was 16.34% (quarter ending 12/31/98) and the lowest return for a quarter was -13.68% (quarter ending 9/30/99).

--------------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/00)
--------------------------------------------------------------------------
                                                        Since
                                              Past   inception
                                            1 year    (1/2/97)
--------------------------------------------------------------------------
Class IB                                     22.37%     11.22%
Russell 3000 Value Index                      8.04%     15.23%
--------------------------------------------------------------------------

The fund's performance benefited from Putnam Management's agreement to limit the fund's expenses through the period ended December 31, 1998. The fund's performance is compared to the Russell 3000 Value Index, an unmanaged index of Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The fund's performance was previously compared to the Standard & Poor's 500 Index, an unmanaged index of common stocks frequently used as a general measure of U.S. stock market performance. This index was replaced by the Russell 3000 Value Index, which is more representative of the fund's investment strategies. The average annual total returns for the 1-year and since inception periods ending on 12/31/00 were -9.10% and 17.20% for the Standard & Poor's 500 Index.

PUTNAM VT TECHNOLOGY FUND

GOAL

The fund seeks capital appreciation.

MAIN INVESTMENT STRATEGIES -- GROWTH STOCKS

We invest mainly in common stocks of U.S. companies in technology industries that we believe offer the opportunity for gain. These types of stocks typically are considered growth stocks. Growth stocks are issued by companies that we believe are fast-growing and have earnings that we believe are likely to increase over time. Growth in earnings may lead to an increase in the price of the stock. We may invest in companies of any size.

Under normal market conditions, we invest at least 65% of the fund's total assets in securities of companies in the technology industries that derive at least 50% of their assets, revenues or profits from the technology industries.

MAIN RISKS

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform.

* The risk of investing in a single group of industries. Investments in the technology industries, even though representing interests in different companies within these industries, may be affected by common economic forces and other factors. This increases the fund's vulnerability to factors affecting a single group of industries. This risk is significantly greater than for a fund that invests in a broader range of industries, and may result in greater losses and volatility. In addition, stock prices of companies in technology industries have historically been more volatile than those of companies in other industries.

* The risk of loss from investing in fewer issuers than a fund that invests more broadly. The fund is "non-diversified," which means that it may invest more of its assets in the securities of fewer companies than a "diversified" fund. This increases the fund's vulnerability to factors affecting a single investment and can result in greater fund losses and volatility.

Industry focus. We invest mainly in companies that are in the technology industries. These industries include any industry involved in the production or development of technological advancements or improvements, including the computer, semi-conductor, electronics, communications and telecommunications, health care, and biotechnology industries. Factors that affect the technology industries will have a greater effect on the fund than they would on a fund that is more widely diversified among a number of unrelated industries. Examples of these factors include obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

PERFORMANCE INFORMATION

Performance information will be available after the fund completes a full calendar year of operation.

PUTNAM VT VISTA FUND

GOAL

The fund seeks capital appreciation.

MAIN INVESTMENT STRATEGIES -- GROWTH STOCKS

We invest mainly in common stocks of U.S. companies, with a focus on growth stocks. Growth stocks are issued by companies that we believe are fast-growing and whose earnings we believe are likely to increase over time. Growth in earnings may lead to an increase in the price of the stock. We invest mainly in midsized companies.

MAIN RISKS

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

PERFORMANCE INFORMATION

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IB SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IB SHARES

1998       19.50%
1999       52.59%
2000       -4.09%

Year-to-date performance through 3/31/2001 was -31.10%. During the periods shown in the bar chart, the highest return for a quarter was 41.27% (quarter ending 12/31/99) and the lowest return for a quarter was -20.74% (quarter ending 12/31/00).

--------------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/00)
--------------------------------------------------------------------------
                                                        Since
                                              Past   inception
                                            1 year    (1/2/97)
--------------------------------------------------------------------------
Class IB                                     -4.09%     21.17%
Russell Midcap Growth Index                 -11.75%     17.84%
--------------------------------------------------------------------------

The fund's performance benefited from Putnam Management's agreement to limit the fund's expenses through the period ended December 31, 1998. The fund's performance is compared to the Russell Midcap Growth Index, an unmanaged index that measures the performance of those companies in the Russell Midcap Index that have higher prices relative to the book value of their assets and higher forecasted growth rates.

PUTNAM VT VOYAGER FUND II

GOAL

The fund seeks long-term growth of capital.

MAIN INVESTMENT STRATEGIES -- GROWTH STOCKS

We invest mainly in common stocks of U.S. companies, with a focus on growth stocks. Growth stocks are issued by companies that we believe are fast-growing and whose earnings we believe are likely to increase over time. Growth in earnings may lead to an increase in the price of the stock. We may invest in companies of any size.

MAIN RISKS

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

PERFORMANCE INFORMATION

Performance information will be available after the fund completes a full calendar year of operation.

What are the funds' main investment strategies and related risks?

We generally manage the funds in styles similar to certain funds in the retail Putnam family of funds. However, the counterpart funds will not have identical portfolios or investment results, since we may employ different investment practices and invest in different securities for them.

Any investment carries with it some level of risk that generally reflects its potential for reward. This section provides additional information on the investment strategies and related risks that are identified for each fund in "Fund summaries" at the beginning of this prospectus and discusses investment strategies and related risks that are common to a number of the funds. Not every investment strategy listed below applies to each fund. Please refer to your fund's strategy in the Fund summaries section to determine which risks apply to your fund.

We will consider, among other factors, a company's valuation, financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

* Common stocks. Common stock represents an ownership interest in a company. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Stocks of companies we believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If our assessment of the prospects for the company's earnings growth is wrong, or if our judgment of how other investors will value the company's earnings growth is wrong, then the price of the company's stock may fall or not approach the value that we have placed on it. Seeking earnings growth may result in significant investments in the technology sector, which may be subject to greater volatility than other sectors of the economy.

Companies we believe are undergoing positive change and whose stock we believe is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If our assessment of a company's prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company's stock may fall or may not approach the value that we have placed on it.

* Small companies. These companies, some of which may have a market capitalization of less than $1 billion, are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies often trade less frequently and in limited volume, and their prices may fluctuate more than stocks of larger companies. Stocks of small and midsized companies may therefore be more vulnerable to adverse developments than those of larger companies.

* Foreign investments. Each of the funds may invest in securities of foreign issuers. Foreign investments involve certain special risks, including:

* Unfavorable changes in currency exchange rates: Foreign investments are typically issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar.

* Political and economic developments: Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or export of foreign currency, and tax increases.

* Unreliable or untimely information: There may be less information publicly available about a foreign company than about most U.S. companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the United States.

* Limited legal recourse: Legal remedies for investors may be more limited than the remedies available in the United States.

* Limited markets: Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than U.S. investments, which means we may at times be unable to sell these foreign investments at desirable prices. For the same reason, we may at times find it difficult to value the fund's foreign investments.

* Trading practices: Brokerage commissions and other fees are generally higher for foreign investments than for U.S. investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

* Lower yield: Common stocks of foreign companies have historically offered lower dividends than stocks of comparable U.S. companies. Foreign withholding taxes may further reduce the amount of income available to distribute to shareholders of the fund.

The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets, or to investments in U.S. companies that have significant foreign operations. Special U.S. tax considerations may apply to the fund's foreign investments.

* Illiquid investments. We may invest up to 10% of a fund's assets in illiquid investments, which may be considered speculative. Illiquid investments are investments that may be difficult to sell. The sale of many of these investments is limited by law. We may not be able to sell a fund's illiquid investments when we consider it is desirable to do so or we may be able to sell them only at less than their market value.

* Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may use derivatives both for hedging and non-hedging purposes. However, we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. For further information about the risks of derivatives, see the Trust's statement of additional information (SAI).

* Frequent trading. We may buy and sell investments relatively often, which involves higher brokerage commissions and other expenses.

* Other investments. In addition to the main investment strategies described above, we may make other investments, which may be subject to other risks as described in the SAI.

* Alternate strategies. Under normal market conditions, we keep each fund's portfolio fully invested, with minimal cash holdings. However, at times we may judge that market conditions make pursuing a fund's usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the affected fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

* Changes in policies. The Trust's Trustees may change any of the funds' goals, investment strategies and other policies without shareholder approval, except as otherwise indicated.

Who manages the funds?

The Trust's Trustees oversee the general conduct of each fund's business. The Trustees have retained Putnam Management to be the funds' investment manager, responsible for making investment decisions for the funds and managing the funds' other affairs and business. Each fund pays Putnam Management a quarterly management fee for these services based on the fund's average net assets. Putnam Management's address is One Post Office Square, Boston, MA 02109. The funds paid Putnam Management management fees in the following amounts (reflected as a percentage of average net assets for each fund's last fiscal year):

----------------------------------------------------------------
                                           Management
Putnam VT Fund                                Fees
----------------------------------------------------------------
Putnam VT Health Sciences Fund                0.70%
----------------------------------------------------------------
Putnam VT International Growth Fund           0.76%
----------------------------------------------------------------
Putnam VT New Value Fund                      0.70%
----------------------------------------------------------------
Putnam VT Vista Fund                          0.60%
----------------------------------------------------------------

The following funds paid Putnam Management a monthly management fee for these services at the annual rate of:

Putnam VT Technology Fund: 1.00% for the first $500 million of average net assets, 0.90% of the next $500 million, 0.85% of the next $500 million, 0.80% of the next $5 billion, 0.775% of the next $5 billion, 0.755% of the next $5 billion, 0.74% of the next $5 billion and 0.73% thereafter.

Putnam VT Voyager Fund II: 0.70% of the first $500 million of the fund's average net assets; 0.60% of the next $500 million; 0.55% of the next $500 million; 0.50% of the next $5 billion; 0.475% of the next $5 billion; 0.455% of the next $5 billion; 0.44%of the next $5 billion; 0.43% of the next $5 billion; 0.42% of the next $5 billion; 0.41% of the next $5 billion; 0.40% of the next $5 billion; 0.39% of the next $5 billion; 0.38% of the next $8.5 billion; and 0.37% of any excess thereafter.

The following officers and advisor teams of Putnam Management have primary responsibility for the day-to-day management of the relevant fund's portfolio. Each officer's length of service to the relevant fund and the officer's experience as portfolio manager or investment analyst over at least the last five years are shown.


------------------------------------------------------------------------------
Fund name                  Year   Business experience (at least 5 years)
------------------------------------------------------------------------------
Putnam VT Health Sciences Fund
------------------------------------------------------------------------------
Richard B. England         1998   1992 - Present         Putnam Management
Senior Vice President

Margery C. Parker          1998   1997 - Present         Putnam Management
Senior Vice President             Prior to Dec. 1997     Keystone Investments

Margaret D. Smith          2000   1995 - Present         Putnam Management
Senior Vice President
------------------------------------------------------------------------------
Putnam VT International Growth Fund
------------------------------------------------------------------------------
Justin M. Scott            1996   1988 - Present         Putnam Management
Managing Director

Omid Kamshad               1996   1996 - Present         Putnam Management
Managing Director

Paul C. Warren             1999   1997 - Present         Putnam Management
Senior Vice President             Prior to May 1997      IDS Fund Management

Joshua L. Byrne            2000   1993 - Present         Putnam Management
Senior Vice President

Stephen Oler               2000   1997 - Present         Putnam Management
Senior Vice President             Prior to June 1997     Templeton Investments

Simon Davis                2000   2000 - Present         Putnam Management
Senior Vice President             Prior to Sept. 2000    Deutsche Asset
                                                         Management
------------------------------------------------------------------------------
Putnam VT New Value Fund
------------------------------------------------------------------------------
David L. King              1996   1983 - Present         Putnam Management
Managing Director
------------------------------------------------------------------------------
Putnam VT Technology Fund
------------------------------------------------------------------------------
Saba S. Malak              2000   1997 - Present         Putnam Management
Senior Vice President             Prior to Oct. 1997     The Boston
                                                         Consulting Group

Paul E. Marrkand           2000   1987 - Present         Putnam Management
Senior Vice President

David J. Santos            2000   1986 - Present         Putnam Management
Senior Vice President
------------------------------------------------------------------------------
Putnam VT Vista Fund
------------------------------------------------------------------------------
Eric M. Wetlaufer          1997   1997 - Present         Putnam Management
Managing Director                 Prior to Nov. 1997     Cadence Capital
                                                         Management

Margery C. Parker          1998   1997 - Present         Putnam Management
Senior Vice President             Prior to Dec. 1997     Keystone Investments

Dana F. Clark              1999   1987 - Present         Putnam Management
Vice President
------------------------------------------------------------------------------
Putnam VT Voyager Fund II
------------------------------------------------------------------------------
Roland W. Gillis           1995   1995 - Present         Putnam Management
Managing Director

Jeffrey R. Lindsey         2000   1994 - Present         Putnam Management
Managing Director
------------------------------------------------------------------------------

How to buy and sell  fund shares

The Trust has an underwriting agreement relating to the funds with Putnam Retail Management, One Post Office Square, Boston, Massachusetts 02109. Putnam Retail Management presently offers shares of each fund of the Trust continuously to separate accounts of various insurers. The underwriting agreement presently provides that Putnam Retail Management accepts orders for shares at net asset value and no sales commission or load is charged. Putnam Retail Management may, at its expense, provide promotional incentives to dealers that sell variable insurance products.

Shares are sold or redeemed at the net asset value per share next determined after receipt of an order. Orders for purchases or sales of shares of a fund must be received by Putnam Retail Management before the close of regular trading on the New York Stock Exchange in order to receive that day's net asset value. No fee is charged to a separate account when it redeems fund shares.

Please check with your insurance company to determine which funds are available under your variable annuity contract or variable life insurance policy. Certain funds may not be available in your state due to various insurance regulations. Inclusion in this prospectus of a fund that is not available in your state is not to be considered a solicitation. This prospectus should be read in conjunction with the prospectus of the separate account of the specific insurance product which accompanies this prospectus.

The funds currently do not foresee any disadvantages to policyowners arising out of the fact that the funds offer their shares to separate accounts of various insurance companies to serve as the investment medium for their variable products. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in one or more funds and shares of another fund may be substituted. This might force a fund to sell portfolio securities at disadvantageous prices. In addition, the Trustees may refuse to sell shares of any fund to any separate account or may suspend or terminate the offering of shares of any fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the fund. Under unusual circumstances, the Trust may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law.

Distribution Plan

The Trust has adopted a Distribution Plan with respect to class IB shares to compensate Putnam Retail Management for services provided and expenses incurred by it as principal underwriter of the class IB shares, including the payments to insurance companies and their affiliated dealers mentioned below. The plan provides for payments by each fund to Putnam Retail Management at the annual rate (expressed as a percentage of average net assets) of up to 0.35% on class IB shares. The Trustees currently limit payments on class IB shares to 0.25% of average net assets.

Putnam Retail Management compensates insurance companies (or affiliated broker-dealers) whose separate accounts invest in the Trust through class IB shares for providing services to their contract holders investing in the Trust.

Putnam Retail Management makes quarterly payments to dealers at the annual rate of up to 0.25% of the average net asset value of class IB shares.

Putnam Retail Management may suspend or modify its payments to dealers. The payments are also subject to the continuation of the Distribution Plan, the terms of service agreements between dealers and Putnam Retail Management and any applicable limits imposed by the National Association of Securities Dealers, Inc.

How do the funds price  their shares?

The price of a fund's shares is based on its net asset value (NAV). The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day the exchange is open.

Each fund values its investments for which market quotations are readily available at market value. It values short-term investments that will mature within 60 days at amortized cost, which approximates market value. It values all other investments and assets at their fair value.

Each fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect each fund's NAV. Because foreign markets may be open at different times than the New York Stock Exchange, the value of each fund's shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of each fund's foreign investments occur between the close of foreign markets and the close of regular trading on the New York Stock Exchange, these investments will be valued at their fair value.

Fund distributions and taxes

Each fund will distribute any net investment income and net realized capital gains at least annually. Both types of distributions will be made in shares of such funds unless an election is made on behalf of a separate account to receive some or all of the distributions in cash.

Distributions are reinvested without a sales charge, using the net asset value determined on the ex-dividend date. Distributions on each share are determined in the same manner and are paid in the same amount, regardless of class, except for such differences as are attributable to differential class expenses.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible foreign, state or local taxes.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. Each fund intends to comply with these requirements. If a fund does not meet such requirements, income allocable to the contracts would be taxable currently to the holders of such contracts.

Each fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal income taxes on income and gains it distributes to the separate accounts. For information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, contract holders should consult the prospectus of the applicable separate account.

A fund's investments in foreign securities may be subject to withholding taxes. In that case, a fund's yield on those securities would be decreased.

A fund's investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

Financial highlights

The financial highlights table is intended to help you understand the funds' recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. This information has been derived from each fund's financial statements, which have been audited and reported on by PricewaterhouseCoopers LLP. Its report and the fund's financial statements are included in the funds' annual report to shareholders, which is available upon request.



CLASS IB SHARES
FINANCIAL HIGHLIGHTS

(For a share outstanding throughout the period)
                         Net Asset      Net        Net Realized                               From net   In excess of
                           Value,    Investment   and Unrealized    Total from    From net    Realized   Net Realized     From
                         Beginning     Income     Gain (Loss) on    Investment   Investment    Gain on      Gain on     Return of
Year ended               of Period     (Loss)      Investments      operations     Income    Investments   Investments   Capital
----------------------------------------------------------------------------------------------------------------------------------
Putnam VT Health Sciences Fund
2000                       $10.50   $ (.01)(a)       $ 4.09          $  4.08     $   --        $   --         $--         $--
1999                        10.93       --(a)          (.43)            (.43)        --(e)         --          --          --
1998**                      10.00     (.01)(a)(b)       .95              .94       (.01)           --          --          --(e)
--------------------------------------------------------------------------------------------------------------------------------
Putnam VT International Growth Fund
2000                       $21.63   $  .21(a)      $  (1.97)         $ (1.76)    $ (.41)       $(1.79)        $--         $--
1999                        13.51      .05(a)          8.07             8.12         --            --          --
1998***                     13.44     (.04)(a)          .15              .11       (.03)           --          --        (.01)
--------------------------------------------------------------------------------------------------------------------------------
Putnam VT New Value Fund
2000                       $11.85   $  .20(a)      $   2.26          $  2.46     $ (.18)       $ (.64)        $--         $--
1999                        12.02      .17(a)          (.13)             .04         --          (.21)         --          --
1998**                      11.91      .13(a)           .13              .26       (.13)         (.02)         --          --
--------------------------------------------------------------------------------------------------------------------------------
Putnam VT Technology Fund
2000***                    $10.00   $ (.07)(a)     $  (2.96)         $ (3.03)    $   --        $   --         $--         $--
--------------------------------------------------------------------------------------------------------------------------------
Putnam VT Vista Fund
2000                       $20.65   $ (.08)(a)     $   (.72)         $  (.80)    $   --        $ (.25)        $--         $--
1999                        14.73     (.07)(a)         7.62             7.55         --         (1.63)         --          --
1998***                     13.76     (.02)(a)          .99              .97         --            --          --          --
--------------------------------------------------------------------------------------------------------------------------------
Putnam VT Voyager Fund II
2000****                   $10.00   $ (.07)(a)     $  (2.75)         $ (2.82)    $   --        $   --         $--         $--
--------------------------------------------------------------------------------------------------------------------------------




                                                     Total                                         Ratio of Net
                                                   Investment                       Ratio of       Investment
                                      Net Asset     Return at      Net Assets      Expenses to    Income (Loss)
                         Total        Value, End    Net Asset     End of Period    Average Net     to Average       Portfolio
                      Distributions   of Period     Value(%)(c)  (in thousands)    Assets(%)(d)    Net Assets(%)   Turnover (%)
--------------------------------------------------------------------------------------------------------------------------------
Putnam VT Health Sciences Fund
2000                      $ --          $14.58        38.86         $107,991           .94             (.10)          49.10
1999                        --(e)        10.50        (3.90)          20,162           .98             (.01)          82.45
1998**                    (.01)          10.93         9.40*           2,129           .71(b)*         (.11)(b)*      39.68*
--------------------------------------------------------------------------------------------------------------------------------
Putnam VT International Growth Fund
2000                   $ (2.20)         $17.67        (9.61)        $197,754          1.09             1.13           78.84
1999                        --           21.63        60.10           40,448          1.17              .31          107.38
1998**                    (.04)          13.51          .81*           1,234           .83*            (.29)*         98.31
--------------------------------------------------------------------------------------------------------------------------------
Putnam VT New Value Fund
2000                   $  (.82)         $13.49        22.37         $ 30,806           .94             1.65           83.62
1999                      (.21)          11.85          .26            9,541           .95             1.43           98.21
1998**                    (.15)          12.02         2.28*             414           .65*            1.26*         130.96
--------------------------------------------------------------------------------------------------------------------------------
Putnam VT Technology Fund
2000***                  $  --          $ 6.97       (30.30)*       $ 12,473          1.12*            (.89)*        150.70*
--------------------------------------------------------------------------------------------------------------------------------
Putnam VT Vista Fund
2000                   $  (.25)         $19.60        (4.09)        $297,024           .82             (.36)         104.60
1999                     (1.63)          20.65        52.59           37,506           .90             (.42)         133.32
1998**                      --           14.73         7.05*             851           .62*            (.18)*        116.48
--------------------------------------------------------------------------------------------------------------------------------
Putnam VT Voyager Fund II
2000****                 $  --          $ 7.18       (28.20)*       $  1,921           .89*            (.67)*         28.20*
--------------------------------------------------------------------------------------------------------------------------------

   * Not annualized.
  ** For the period from April 30, 1998 (commencement of operations) to December 31, 1998.
 *** For the period from June 14, 2000 (commencement of operations) to December 31, 2000.
**** For the period from September 29, 2000 (commencement of operations) to December 31, 2000.
   a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.
   b Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of
     Putnam VT Health Sciences Fund reflect a reduction of approximately $0.01 of the amounts per share noted
     for the period ended December 31, 1998.
   c Total return assumes dividend reinvestment.
   d Includes amounts paid through expense offset and brokerage service arrangements.
   e Net investment income, distributions from net investment income and returns of capital were less than $0.01 per share.



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For more information about the funds of Putnam  Variable Trust

The Trust's statement of additional information (SAI) and annual and semi-annual reports to shareholders include additional information about the funds. The SAI, and the auditor's report and financial statements included in the Trust's most recent annual report to the funds' shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The Trust's annual report discusses the market conditions and investment strategies that significantly affected the funds' performance during the funds' last fiscal year. You may get free copies of these materials, request other information about the funds and other Putnam funds, or make shareholder inquiries, by contacting your financial advisor, by visiting Putnam's Web site, or by calling Putnam toll-free at 1-800-225-1581.

You may review and copy information about the funds, including the Trust's SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the fund on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov. or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the fund's file number.


PUTNAM INVESTMENTS


     One Post Office Square
     Boston, Massachusetts 02109
     1-800-225-1581

     Address correspondence to
     Putnam Investor Services
     P.O. Box 989
     Boston, Massachusetts 02103

     www.putnaminvestments.com

     File No. 811-5346